Note 4 - Property and Equipment, Net	12 Months Ended
Dec. 31, 2024
Notes to Financial Statements
Property, Plant and Equipment Disclosure [Text Block]
4.	PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following at:

(In thousands)	December 31, 2024	December 31, 2023
Equipment	$3,336	$3,126
Leasehold improvements	7,372	7,372
Office furniture, fixtures, and equipment	137	137
Software	604	360
Construction in progress	16	101
	11,465	11,096
Less: Accumulated depreciation	(7,155)	(4,921)
Total	$4,310	$6,175

Depreciation expense was $2,234 thousand and $2,221 thousand for the years ended December 31, 2024 and 2023, respectively. Depreciation expense is allocated between clinical trial, research and development and general and administrative operating expenses on the consolidated statements of operations.